Exhibit 10.4

Portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission. Such portions have been omitted in reliance on a request for confidential treatment.

PURCHASE AGREEMENT
(MSN [_____])

between

WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION,
not in its individual capacity but solely as owner trustee, as Purchaser

and

LATAM AIRLINES GROUP S.A.

Dated February 21, 2014

relating to one used Boeing Model 777-300ER aircraft
bearing manufacturer’s serial number [_____]

PURCHASE AGREEMENT
TABLE OF CONTENTS

1.Definitions; Construction and Interpretation    1
2.Purchase and Sale of Aircraft    1
3.Purchase Price    2
4.Conditions Precedent    2
5.Representations and Warranties    4
6.Further Assurances    7
7.Governing Law and Jurisdiction    7
8.Miscellaneous    8

Schedules and Exhibits

Schedule 1 – Definitions	12

Schedule 2 – Notice and Account Information	13

Exhibit A – Form of Aircraft Bill of Sale	14

Exhibit B – Form of Title Warranty Letter	17

Exhibit C – Form of Purchaser’s Acceptance Certificate	18

LATAM MSN [_____]    -i-

Exhibit 10.4

PURCHASE AGREEMENT (MSN [_____]), dated February 21, 2014 (the “Purchase Agreement”), between WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, not in its individual capacity but solely as owner trustee, whose registered office is at 260 North Charles Lindbergh Drive, Salt Lake City, UT 84116, USA (the “Purchaser”), and LATAM AIRLINES GROUP S.A., a sociedad anónima incorporated under the laws of Chile whose registered office is at Av. Presidente Riesco 5711, 20th floor, Las Condes, Santiago, Chile (“LATAM”).
RECITALS:
Seller will, on the Delivery Date, hold good title to the Aircraft.
Purchaser has agreed to acquire the Aircraft from Seller on the Delivery Date, on the terms and conditions hereof, for the purpose of leasing the Aircraft to LATAM under the Aircraft Lease Agreement (as defined below).
AGREEMENT:
In consideration of the foregoing premise, and for other good and valuable consideration the adequacy and receipt of which are hereby acknowledged, the parties hereto agree as follows:

LATAM MSN [_____]    -1-

Exhibit 10.4

1.	DEFINITIONS; CONSTRUCTION AND INTERPRETATION
Capitalised terms used in this Purchase Agreement shall have the respective meanings ascribed to such terms in Schedule 1 to this Purchase Agreement or, if not defined therein, then in the Aircraft Lease Agreement (MSN [_____]), dated on or about the date hereof (the “Aircraft Lease Agreement”), between Purchaser and LATAM incorporating the Aircraft Lease Shared Terms for LATAM, dated on or about the date hereof (the “ALST”). The rules of construction and interpretation for this Purchase Agreement shall be as set out in Part II of Schedule 1 to the ALST, mutatis mutandis, provided that references to “Lessor” and “Lessee” shall be deemed to be references to “Purchaser” and “LATAM” respectively for these purposes and references to the “Aircraft Lease Agreement” shall be deemed to be references to this Purchase Agreement.

2.	PURCHASE AND SALE OF AIRCRAFT

2.1	Agreement to Purchase and Sell
Subject to the terms and conditions of this Purchase Agreement and the other Operative Documents, LATAM shall procure that Seller shall sell and deliver to Purchaser, and Purchaser shall purchase and accept from Seller, the Aircraft.

2.2	Timing of Sale and Purchase
Subject to the terms and conditions of this Purchase Agreement and the other Operative Documents, the sale and purchase of the Aircraft hereunder shall occur on the Scheduled Delivery Date, or on such later Business Day on which the Delivery Date is capable of occurrence in accordance with Section 2 of Part II of Schedule 1 to the Aircraft Lease Agreement, but subject in all events to the termination provisions set out therein. If the Aircraft Lease Agreement is terminated pursuant to such Section 2, then the obligations of the parties under this Purchase Agreement and each other Operative Document shall automatically terminate, whereupon (i) neither LATAM nor Purchaser shall have any further obligation to the other hereunder or thereunder and (ii) neither LATAM nor Purchaser shall be responsible for any losses, including loss of profit, costs or expenses arising therefrom suffered or incurred by the other.

2.3	Transfer Documents
On the Delivery Date, subject to receipt of the payment of the Net Amount Payable and executed Purchaser’s Acceptance Certificate substantially in the form of Exhibit C (the “Purchaser’s Acceptance Certificate”) from the Purchaser by LATAM, LATAM shall procure that Seller delivers to Purchaser the Bill of Sale substantially in the form of Exhibit A to this Purchase Agreement (the “Bill of Sale”) whereby title to the Aircraft shall be conveyed to the Purchaser. Simultaneously with delivery to Purchaser of the Bill of Sale, title to the Aircraft Documentation shall also pass from Seller to Purchaser.

2.4	Title and Risk of Loss
Title to and risk of loss of the Aircraft shall pass from Seller to Purchaser concurrently with the delivery of the Bill of Sale hereunder by Seller to Purchaser as provided in Section 2.3, but not prior thereto.

3.	PURCHASE PRICE

3.1	Amount
The purchase price for the Aircraft is US$[****] (the “Purchase Price”).

LATAM MSN [_____]    -2-

3.2	Payment
Concurrently with transfer of title to the Aircraft in accordance with Section 2.3, Purchaser shall pay the Purchase Price, less the aggregate of:

(1)	if not already paid by LATAM, the Rent—Periodic due on the Delivery Date;

(2)	if LATAM has not provided a Letter of Credit in accordance with Section 4.2 of the ALST, and if not already paid by LATAM, the Commitment Fee Amount; and

(3)
an amount equal to (a) the Rent—Periodic Amount for the Aircraft, calculated on a per diem basis, from and including January 1, 2014 to but excluding the Delivery Date less (b) assumed interest calculated at a rate of 4.0% per annum, on the Purchase Price from and including January 1, 2014 to but excluding the Delivery Date

(the Purchase Price, less such aggregate amount, the “Net Amount Payable”), by wire transfer of immediately available funds to such account or accounts as shall be separately notified in writing to Purchaser by LATAM.
All payments to be made by Purchaser under this Purchase Agreement shall be made in full without any withholding, set-off or counterclaim whatsoever.

3.3	Exclusive of Tax
The Purchase Price is exclusive of any value added tax, sales tax or similar tax which may arise on the sale and purchase of the Aircraft, in any jurisdiction.

4.	CONDITIONS PRECEDENT

4.1	Conditions to Purchaser’s Obligations

4.1.1
The obligation of Purchaser to purchase and accept the Aircraft from Seller hereunder is subject to the fulfillment to the satisfaction of Purchaser on or prior to the Delivery Date of the conditions precedent set out in Schedule 4 to the Aircraft Lease Agreement (other than those conditions precedent set out therein that can only be fulfilled upon payment by Purchaser of the Net Amount Payable) and of the following conditions precedent:

(a)
the Aircraft Lease Agreement, the ALST, the Acceptance Certificate, the Mortgage Release and a Title Warranty Letter substantially in the form of Exhibit B hereto shall have been executed and delivered, or Purchaser shall be satisfied (acting reasonably) that such documents will be executed and delivered promptly upon payment by Purchaser of the Net Amount Payable;

(b)	the obligations under the Aircraft Lease Agreement of:

(i)	LATAM (as Lessee) to accept delivery of the Aircraft and lease the Aircraft from Purchaser (as Lessor) thereunder; and

(ii)	Purchaser (as Lessor) to deliver and lease the Aircraft to LATAM (as Lessee) thereunder,

shall have become conditional only on transfer of title to the Aircraft to Purchaser, on the Delivery Date;

LATAM MSN [_____]    -3-

(c)	the Aircraft shall be free of all Liens other than Permitted Liens, any rights created under this Purchase Agreement and the possessory rights conferred by the Aircraft Lease Agreement at delivery;

(d)
the representations and warranties of LATAM under Section 5.2 of this Purchase Agreement are correct as at the Delivery Date as if made on the Delivery Date with reference to the facts and circumstances then existing;

(e)
Purchaser is satisfied that the Delivery Location, and the arrangements described in Section 2.3 of this Purchase Agreement, do not give rise to any Taxes other than Taxes which it or LATAM has agreed to bear;

(f)
Purchaser or its representatives shall have completed a satisfactory inspection of the Aircraft and Aircraft Documentation (the “Inspection”) on or prior to February 28, 2014, and no Event of Loss, or damage of or to the Aircraft or any part thereof for which the cost of correction or repairs would exceed US$1,000,000, shall have occurred subsequent to the completion of the Inspection;

(g)
Purchaser shall have received a secretary’s or officer’s certificate from LATAM addressing, inter alia, LATAM’s power and authority to enter into this Purchase Agreement and perform its obligations hereunder, and attaching, inter alia, a copy of LATAM’s constitutional documents and the corporate approvals required by LATAM for the transactions contemplated hereby; and

(h)	Purchaser shall have received a legal opinion of LATAM’s in-house counsel.

4.1.2
The conditions referred to in Section 4.1.1 of this Purchase Agreement are for the sole benefit of Purchaser and may be waived or deferred in whole or in part and with or without conditions by Purchaser. If any of those conditions are not satisfied on the Delivery Date and Purchaser (in its absolute discretion) nonetheless agrees to purchase the Aircraft under this Purchase Agreement, LATAM will ensure that those conditions are fulfilled within 30 days after the Delivery Date (or such later date as may be agreed in writing by Purchaser and LATAM) and Purchaser may treat as an “Event of Default” under the Aircraft Lease Agreement the failure of LATAM to do so.

4.1.3
Purchaser undertakes to notify LATAM as soon as reasonably practicable following completion of the Inspection, and in any case by February 28, 2014, as to whether the Inspection was satisfactory to Purchaser and whether the condition precedent set out in Section 4.1.1(f) (to the extent relating to the Inspection) has been satisfied.

4.2	Conditions to LATAM’s Obligations
The obligation of LATAM to procure the sale and delivery of the Aircraft to Purchaser hereunder is subject to:
(1)    the payment by Purchaser of the Net Amount Payable;

(2)
the fulfillment to the satisfaction of LATAM on or prior to the Delivery Date of the conditions precedent set out in Schedule 5 to the Aircraft Lease Agreement (other than those conditions precedent set out therein that can only be fulfilled upon payment by Purchaser of the Net Amount Payable);

(3)	the representations and warranties of the Purchaser under Section 5.1 of this Purchase Agreement are correct as at the Delivery Date, as if made on the Delivery Date with reference to the facts

LATAM MSN [_____]    -4-

and circumstances then existing;

(4)
the obligations of the Purchaser (as Lessor) to deliver the Aircraft to LATAM (as Lessee) under the Aircraft Lease Agreement shall have become conditional only on transfer of title to the Aircraft to Purchaser, on the Delivery Date; and

(5)
LATAM being satisfied that the Delivery Location, and the arrangements described in Section 2.3 of this Purchase Agreement, do not give rise to any Taxes other than Taxes which it or Purchaser has agreed to bear.

5.	REPRESENTATIONS AND WARRANTIES

5.1	Purchaser’s Representations and Warranties
In order to induce LATAM to enter into this Purchase Agreement, Purchaser hereby represents and warrants to LATAM that:

(1)
Purchaser (a) is a national banking association duly created under the laws of the United States and (b) has the power and authority to enter into and perform its obligations under each Operative Document. The execution, delivery and performance by Purchaser of its obligations under each Operative Document to which it is a party have been duly authorized by all necessary corporate action on the part of Purchaser. Such Operative Documents each have been (as and when delivered by Purchaser) duly executed and delivered by Purchaser and each constitutes the legal, valid and binding obligation of Purchaser, enforceable against Purchaser in accordance with its terms except as enforceability may be limited by bankruptcy, insolvency or principles of equity or other laws of general application affecting the enforcement of creditors rights.

(2)	Purchaser holds all authorizations necessary to permit its execution and delivery of each Operative Document to which it is a party and the performance of its obligations thereunder;

(3)
neither the execution and delivery of any Operative Document by Purchaser, nor the performance by Purchaser of its obligations thereunder contravenes any of the provisions of its constitutional documents or any law applicable to it or to the Aircraft or any of its assets or conflicts with or results in a default under any document which is binding on Purchaser or any of its assets or results in the creation of any Lien over any of its assets;

(4)
it is subject to civil and commercial law with respect to its obligations under each Operative Document to which it is a party and neither it nor any of its assets is entitled to any right of immunity and the entry into and performance of each such Operative Document constitutes its private and commercial acts; and

(5)
there are no pending or, to Purchaser’s knowledge, threatened actions or proceedings before any court, arbitration or administrative agency in respect of this Purchase Agreement or any other Operative Document or the Aircraft or the performance by Purchaser of its obligations hereunder or under any other Operative Document to which it is a party.

The representations and warranties above will survive execution of this Purchase Agreement and shall be deemed made and given on the date hereof and on the Delivery Date, with reference to the facts and circumstances then existing.

5.2	LATAM’s Representations and Warranties

LATAM MSN [_____]    -5-

In order to induce Purchaser to enter into this Purchase Agreement, LATAM hereby represents and warrants to Purchaser that:

(1)
LATAM (a) is a sociedad anónima duly incorporated under the laws of the Lessee Jurisdiction and (b) has the corporate power and authority to own its assets wherever located or used and to enter into and perform its obligations under each Operative Document to which it is a party. The execution and delivery by LATAM of the Operative Documents to which it is a party, and the performance of its obligations thereunder, have been duly authorized by all necessary corporate action on the part of LATAM. Such Operative Documents each have been (as and when delivered by LATAM) duly executed and delivered by it and each constitutes legal, valid and binding obligations of LATAM, enforceable against it in accordance with its terms except as enforceability may be limited by bankruptcy, insolvency or principles of equity or other laws of general application affecting the enforcement of creditors rights;

(2)	LATAM holds all authorizations necessary to permit its execution and delivery of each Operative Document to which it is a party and the performance of its obligations thereunder;

(3)
neither the execution and delivery of any Operative Document by LATAM, nor the performance by LATAM of its obligations thereunder contravenes any of the provisions of its constitutional documents or any law applicable to it or any of its assets or conflicts with or results in a default under any document which is binding on LATAM or any of its assets;

(4)
it is subject to civil and commercial law with respect to its obligations under each Operative Document to which it is a party and neither it nor any of its assets is entitled to any right of immunity and the entry into and performance of each such Operative Document constitutes its private and commercial acts;

(5)
there are no pending or, to LATAM’s knowledge, threatened actions or proceedings before any court, arbitration or administrative agency in respect of this Purchase Agreement or any other Operative Document or the Aircraft or the performance by LATAM of its obligations hereunder or under any other Operative Document to which it is a party;

(6)
except for the registrations, recordations and filings described in Section 7 of the ALST, Section 4 of Part II of Schedule 1 to the Aircraft Lease Agreement and Schedule 4 to the Aircraft Lease Agreement, no further action, including the registration, recordation or filing of any instrument or document is necessary under the laws of the Lessee Jurisdiction and the State of Registration (a) in order for the Bill of Sale to transfer good and marketable, legal and beneficial title to the Aircraft, in accordance with the terms thereof, to Purchaser or (b) to authorize or permit LATAM to perform its obligations under each Operative Document to which it is a party;

(7)
Seller shall on the Delivery Date be the sole legal and beneficial owner of the Aircraft and the Aircraft shall on the Delivery Date be free from any Lien (other than Permitted Liens and the possessory rights conferred by the Aircraft Lease Agreement) and upon delivery of the Bill of Sale to Purchaser good and marketable legal and beneficial title to the Aircraft shall be transferred to Purchaser, free of such Liens;

(8)
the obligations of LATAM under the Operative Documents to which it is party rank at least pari passu with all other present and future unsecured and unsubordinated obligations (including contingent obligations) of LATAM, with the exception of such obligations as are mandatorily preferred by law and not by virtue of any contract;

(9)	to LATAM’s knowledge no Event of Loss, or damage of or to the Aircraft or any part thereof

LATAM MSN [_____]    -6-

for which the cost of correction or repairs would exceed US$1,000,000, has occurred since the completion of the Inspection; and

(10)	[****].
The representations and warranties above will survive execution of this Purchase Agreement and shall be deemed made and given on the date hereof and on the Delivery Date (and at the time of delivery, where relevant), with reference to the facts and circumstances then existing. The rights and remedies of each party in relation to any misrepresentation or breach of warranty on the part of the other party shall not be prejudiced by any investigation by or on behalf of such into the affairs of the other party, by the performance of any Operative Document or by any other act or thing which may be done or omitted to be done by each party under any Operative Document or any related document and which would or might, but for this provision, prejudice such rights and remedies.

5.3	Disclaimer
EFFECTIVE UPON ACCEPTANCE OF THE AIRCRAFT BY PURCHASER, WHICH SHALL BE EVIDENCED BY THE DELIVERY TO LATAM OF THE PURCHASER’S ACCEPTANCE CERTIFICATE AND THE DELIVERY OF THE BILL OF SALE TO PURCHASER, THE AIRCRAFT SHALL BE SOLD UNDER THIS PURCHASE AGREEMENT “AS-IS, WHERE-IS, WITH ALL FAULTS” AND PURCHASER AGREES, ACKNOWLEDGES AND ACCEPTS THAT SAVE AS EXPRESSLY STATED IN THIS PURCHASE AGREEMENT OR IN THE BILL OF SALE NONE OF LATAM, SELLER NOR ANY OF THEIR RESPECTIVE SERVANTS, AGENTS OR AFFILIATES MAKES ANY WARRANTY, REPRESENTATION OR COVENANT WHATSOEVER CONCERNING THE AIRWORTHINESS, VALUE, QUALITY, DURABILITY, MERCHANTABILITY, CONDITION, DESCRIPTION, FITNESS FOR USE OR PURPOSE, DESIGN OR OPERATION OF THE AIRCRAFT OR ANY PART THEREOF, OR THE QUALITY OF THE MATERIAL OR WORKMANSHIP THEREIN, OR THE ABSENCE OF ANY INHERENT OR LATENT DEFECT (WHETHER OR NOT DISCOVERABLE) THEREIN OR AS TO THE COMPLETENESS OR CONDITION OF THE AIRCRAFT DOCUMENTATION. EFFECTIVE UPON DELIVERY OF THE AIRCRAFT HEREUNDER AS EVIDENCED BY THE DELIVERY TO LATAM OF THE PURCHASER’S ACCEPTANCE CERTIFICATE, SAVE AS EXPRESSLY STATED IN THIS PURCHASE AGREEMENT OR IN THE BILL OF SALE, PURCHASER HEREBY WAIVES, RELEASES AND RENOUNCES ALL WARRANTIES, REPRESENTATIONS (OR OBLIGATION OR LIABILITY, IN CONTRACT OR IN TORT) AND OTHER INDEMNITIES, GUARANTIES, OBLIGATIONS AND LIABILITIES OF LATAM AND SELLER IN RESPECT OF THE AIRWORTHINESS, VALUE, QUALITY, DURABILITY, MERCHANTABILITY, CONDITION, DESCRIPTION, FITNESS FOR USE OR PURPOSE, DESIGN OR OPERATION OF THE AIRCRAFT OR ANY PART THEREOF, OR THE QUALITY OF THE MATERIAL OR WORKMANSHIP THEREIN, OR THE ABSENCE OF ANY INHERENT OR LATENT DEFECT (WHETHER OR NOT DISCOVERABLE) THEREIN WHICH ARE EXPRESSLY EXCLUDED.
DELIVERY OF AN ACCEPTANCE CERTIFICATE IN RELATION TO THE AIRCRAFT BY PURCHASER TO LATAM SHALL BE CONCLUSIVE PROOF THAT PURCHASER HAS EXAMINED AND INVESTIGATED THE AIRCRAFT AND THAT THE AIRCRAFT IS IN EVERY WAY SATISFACTORY TO PURCHASER.

6.	FURTHER ASSURANCES
Without limiting the other obligations and liabilities of the parties under the Operative Documents, each party hereto agrees to promptly and duly execute and deliver to the other party such further documents and assurances and take such further action as such party may from time to time reasonably request in

LATAM MSN [_____]    -7-

order to effectively carry out the intent and purpose of the Operative Documents and to establish, perfect and protect the rights and remedies created or intended to be created in favor of each party hereunder and in the Aircraft, any Engine, Part, Aircraft Documentation or other right or interest related thereto.

7.	GOVERNING LAW AND JURISDICTION

7.1	English Law
THIS PURCHASE AGREEMENT AND ALL NON-CONTRACTUAL OBLIGATIONS ARISING HEREUNDER OR IN CONNECTION HEREWITH WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF ENGLAND.

7.2	Jurisdiction
Each of LATAM and Purchaser agrees that the English courts are to have non-exclusive jurisdiction to settle any disputes between them which may arise in connection with this Purchase Agreement, and by execution and delivery of this Purchase Agreement each of LATAM and Purchaser irrevocably submits to and accepts with regard to any such action or proceeding, for itself and in respect of its assets, generally and unconditionally, the jurisdiction of the aforesaid courts. Each of LATAM and Purchaser waives objection to the English courts on grounds of inconvenient forum or otherwise as regards proceedings between them in connection with this Purchase Agreement and agrees that a judgment or order of an English court in connection with this Purchase Agreement is conclusive and binding on it and may be enforced against it in the courts of any other jurisdiction. Nothing herein will limit the right of either LATAM or Purchaser to bring any legal action or proceeding or obtaining execution of judgment against the other in any other appropriate jurisdiction or concurrently in more than one jurisdiction. Each of LATAM and Purchaser further agrees that, subject to applicable Law, a final judgment in any action or proceeding arising out of or relating to this Purchase Agreement will be conclusive and may be enforced in any other jurisdiction outside England by suit on the judgment, a certified or exemplified copy of which will be conclusive evidence of the fact and the amount of the indebtedness or liability therein described, or in any other manner provided by Law.

7.3	LATAM’s Process Agent
LATAM irrevocably designates, appoints and empowers LATAM Airlines Group S.A. (London Office), at present located at 2nd Floor, Landmark House, Hammersmith Bridge Road, London W6 9EJ, England (Attention: Gonzalo Garcia), as its authorized agent to receive on its behalf and on behalf of its property service of copies of the summons and complaint and any other process which may be served in any action or proceeding between LATAM and Purchaser arising out of or relating to this Purchase Agreement. Such service may be made by mailing or delivering a copy of such process in care of such process agent, and LATAM irrevocably authorizes and directs its designated process agent to accept such service on its behalf. LATAM further agrees that failure by a process agent appointed in accordance with this section to notify LATAM of the process will not invalidate such process or service or the proceeding concerned. Notwithstanding the foregoing, nothing herein will affect the rights of either party to serve process in any other manner permitted by applicable Law.

7.4	Purchaser’s Process Agent
Purchaser irrevocably designates, appoints and empowers NCR National Corporate Research (UK) Limited, 7 Welbeck Street, London W1G 9YE, United Kingdom, as its authorized agent to receive on its behalf and on behalf of its property service of copies of the summons and complaint and any other process which may be served in any action or proceeding between LATAM and Purchaser arising out of or relating to this Purchase Agreement. Such service may be made by mailing or delivering a copy of

LATAM MSN [_____]    -8-

such process in care of such process agent, and Purchaser irrevocably authorizes and directs its designated process agent to accept such service on its behalf. Purchaser further agrees that failure by a process agent appointed in accordance with this section to notify Purchaser of the process will not invalidate such process or service or the proceeding concerned. Notwithstanding the foregoing, nothing herein will affect the rights of either party to serve process in any other manner permitted by applicable Law.

7.5	Waiver of Immunity
Each party hereto irrevocably and unconditionally agrees that if the other party brings legal proceedings against it or its assets in relation to this Purchase Agreement no immunity from such legal proceedings (which will be deemed to include suit, attachment prior to judgment, other attachment, the obtaining of judgment, execution or other enforcement) will be claimed by or on behalf of itself or with respect to its assets. Each party hereto further irrevocably and unconditionally (1) waives any such right of immunity which it or its assets now have or may in the future acquire and (2) consents generally in respect of any such proceedings to the giving of any relief or the issue of any process in connection with such proceedings, including the making, enforcement or execution against any property whatsoever (irrespective of its use or intended use) of any order or judgment which may be made or given in such proceedings.

8.	MISCELLANEOUS

8.1	Assignment

At any time after the Delivery Date, Purchaser may transfer or assign its rights under this Purchase Agreement and/or the Bill of Sale, in whole or in part, by notice in writing to LATAM, in connection with (and concurrently with) any assignment or transfer of its rights under the Aircraft Lease Agreement in accordance with the terms of the Aircraft Lease Agreement. For the avoidance of doubt, Purchaser shall not transfer or assign this Purchase Agreement independently of the Aircraft Lease Agreement. LATAM may not, without the prior written consent of Purchaser, directly or indirectly assign any of its rights or delegate any of its obligations hereunder. Subject to the foregoing, the terms and provisions of this Purchase Agreement shall be binding upon and inure to the benefit of Purchaser and LATAM and their respective successors, permitted transferees and permitted assigns, as the case may be.

8.2	Amendments
No provision of this Purchase Agreement may be amended, changed, waived or discharged orally, but only by an instrument in writing specifying the provision intended to be amended, changed, waived or discharged and signed by each party hereto; and no provision of this Purchase Agreement shall be varied, contradicted or explained by any oral agreement, course of dealing or performance or other matter not specifically set forth in an agreement in writing and signed by each party hereto.

8.3	Severability
If any provision of this Purchase Agreement should be held invalid, illegal or unenforceable in any respect in any jurisdiction, then, to the extent permitted by Law (1) all other provisions hereof shall remain in full force and effect in such jurisdiction and (2) such invalidity, illegality or unenforceability shall not affect the validity, legality or enforceability of such provision in any other jurisdiction.

8.4	Costs and expenses

Each party shall be responsible for its own fees, costs and expenses (including, but not limited to, fees of legal counsel, accounting and insurance advisors and equipment appraisers) arising out of or connected with this Purchase Agreement.

8.5	Counterparts

LATAM MSN [_____]    -9-

This Purchase Agreement and any amendments, waivers, consents or supplements hereto or thereto may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, and all of which counterparts, taken together, shall constitute one and the same instrument.

8.6	Time of the Essence
Time shall be of the essence as regards the performance by each of LATAM and Purchaser of its respective obligations under this Purchase Agreement.

8.7	Notices
All notices, requests and other communications to LATAM or Purchaser under this Purchase Agreement shall be in writing (for this purpose, “writing” includes fax), shall refer specifically to this Purchase Agreement and shall be personally delivered or sent by fax, or sent by overnight courier service (e.g., Federal Express), in each case to the respective address specified in Schedule 2 hereto or such other address as such Person may hereafter specify by notice to the other parties hereto. Each such notice, request or other communication shall be effective when received or, if by fax, when “confirmed” by the sending fax machine provided that any such notice by fax so “confirmed” after 6:00 p.m., for the recipient, shall be effective on the next succeeding local Business Day.

8.8	Language
All notices to be given under this Purchase Agreement shall be in English. All documents delivered to Purchaser pursuant to this Purchase Agreement will be in English, or if not in English, will be accompanied by a certified English translation. The language of this Purchase Agreement, and the language of its interpretation, is English. If there is any inconsistency between the English version of this Purchase Agreement and the Bill of Sale and any version in any other language, whether or not such other version is executed by Purchaser or LATAM, the English version will prevail for all purposes.

8.9	Entire Agreement
This Purchase Agreement and the other Operative Documents constitute the entire agreement between the parties concerning the subject matter hereof, and supersede all previous proposals, agreements, understandings, negotiations and other written and oral communications in relation hereto. The parties acknowledge that there have been no representations, warranties, promises, guarantees or agreements, express or implied, except as set forth herein or in the other Operative Documents.

8.10	Rights of Third Parties
Seller may, under the Contracts (Rights of Third Parties) Act 1999, enforce the rights expressed to be conferred on it under this Purchase Agreement together with any ancillary rights. Except as expressly stated in this Section, the parties do not intend that any term of this Purchase Agreement shall be enforceable solely by virtue of the Contracts (Rights of Third Parties) Act 1999 by any person who is not a party to this Purchase Agreement. The parties may rescind, vary, waive, release, assign, novate or otherwise dispose of all or any of their respective rights or obligations under and to the extent permitted by the terms of this Purchase Agreement without the consent of any person who is not a party to this Purchase Agreement.

(1)	Cape Town Convention
Prior to the Delivery Date of the Aircraft Purchaser shall not seek, nor shall it be entitled, to register any interest in such Aircraft or this Purchase Agreement at the International Registry.

LATAM MSN [_____]    -10-

LATAM and Purchaser have caused this Purchase Agreement to be executed by their respective officers or authorised signatories on the day and year first above written.

LATAM AIRLINES GROUP S.A.

By:

    Name:

    Title:

WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION,
not in its individual capacity but solely as owner trustee

By:

    Name:

    Title:

LATAM MSN [_____]    -11-

SCHEDULE 1
DEFINITIONS
The following terms shall have the following meanings:
“Inspection” is defined in Section 4.1.1(f) of the Purchase Agreement.
“Net Amount Payable” is defined in Section 3.2 of the Purchase Agreement.
“Purchase Price” is defined in Section 3.1 of the Purchase Agreement.
“Purchaser’s Acceptance Certificate” is defined in Section 2.3 of the Purchase Agreement.
“Seller” means Carobao Leasing LLC, a limited liability company duly organized and validly existing under the laws of the state of Delaware.

LATAM MSN [_____]    -12-

SCHEDULE 2
NOTICE AND ACCOUNT INFORMATION
PURCHASER ADDRESS:
Wells Fargo Bank Northwest, N.A.
260 North Charles Lindbergh Drive
MAC: U1240-026
Salt Lake City, UT 84116, USA
Attn:    Corporate Trust Lease Group
Fax:    +1 (801) 246-7142

with a copy to:
Aircastle Advisor LLC
300 First Stamford Place, 5th Floor
Stamford, CT 06902, USA
Attn:    Lease Management
Fax:     +1 917 591 9106
LATAM ADDRESS:

LATAM Airlines Group S.A.
Edificio Huidobro
Avenida Presidente Riesco 5711, 20th Floor
Santiago, Chile
Attn:    Rafael Lourenco Lorenzoni – Leasing Contracts and Negotiations VP
Fax:    +56 2 2565 3905

LATAM MSN [_____]    -13-

EXHIBIT A
FORM OF AIRCRAFT BILL OF SALE

AIRCRAFT BILL OF SALE	NOTA DE VENDA DE AERONAVE
By virtue of the execution and delivery of this Bill of Sale, [_____] (hereinafter the "Seller") confirms that the Seller is the legal owner of:
(1)    one (1) Boeing model 777-300ER airframe bearing manufacturer's serial number [_____], and Brazilian Registration Mark PT-[___];
(2)    two (2) General Electric (model GE90-115B) engines bearing manufacturer’s serial number [_____] and [_____];
(3)    all equipment, accessories and parts, installed in or appurtenant to such aircraft (other than the engines installed thereon); and
(4)    the Manuals and Technical Records,
(hereinafter collectively the "Aircraft").

Pela presente Nota de Venda, [_____] (doravante denominada "Vendedora") confirma que a Vendedora é a proprietária legal de:
(1) uma aeronave (1) Boeing modelo 777-300ER com número de série do fabricante [_____] e Registro de Marca Brasileira PT-[___];

(2) dois (2) motores General Electric (modelo GE90-115B) com números de série do fabricante [_____] e [_____];
(3) todos os equipamentos, acessórios e peças pertinentes, instalados ou referentes a essa aeronave (exceto os motores nela instalados); e
(4) os Manuais e Registros Técnicos,
(doravante denominados, em conjunto, "Aeronave").

That for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Seller does hereby sell, transfer, set over and deliver all of its right, title and interest in and to the Aircraft to WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, not in its individual capacity but solely as owner trustee (the "Purchaser").

Que pela contra-prestação de caráter oneroso, recebimento e suficiência que são dados pelo presente instrumento, o Vendedora pelo presente instrumento vende, transfere, destina e entrega todos os seus direitos, título e interesse na e sobre a Aeronave para WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, não em sua capacidade individual mas tão somente como proprietário fiduciário (o “Comprador”).

LATAM MSN [_____]    -14-

The Aircraft is conveyed in “AS IS, WHERE IS” condition, WITHOUT REPRESENTATION OR WARRANTY OF ANY KIND. THE WARRANTY CONTAINED IN THE IMMEDIATELY PRECEDING SENTENCE WILL BE MADE BY SELLER IN LIEU OF AND IN SUBSTITUTION FOR, AND PURCHASER HEREBY WAIVES, RELEASES AND RENOUNCES, ALL OTHER EXPRESS OR IMPLIED WARRANTIES, CONDITIONS OR REPRESENTATIONS WITH REGARD TO THE CONDITION OR TITLE OF THE AIRCRAFT (INCLUDING SUCH AS THE STATE, DESCRIPTION, QUALITY, AIRWORTHINESS, VALUE OR FITNESS OF THE AIRCRAFT), AND ALL OBLIGATIONS AND LIABILITIES OF SELLER HEREUNDER WITH RESPECT TO CONSEQUENTIAL DAMAGES THEREFROM, AND ALL RIGHTS, CLAIMS AND REMEDIES OF PURCHASER, EXPRESS OR IMPLIED, ARISING OUT OF LAW OR OTHERWISE WITH RESPECT THERETO THE USE OR OPERATION OF THE AIRCRAFT AND ANYTHING GIVEN OR SOUGHT TO BE IMPLIED FROM ANYTHING SAID OR WRITTEN IN THE NEGOTIATIONS BETWEEN THE PARTIES HERETO OR THEIR REPRESENTATIVES PRIOR TO ENTERING INTO THIS BILL OF SALE WITH RESPECT THERETO.

A Aeronave é transmitida na condição “COMO ESTÁ, ONDE ESTÁ”, SEM REPRESENTAÇÃO OU GARANTIA DE QUALQUER TIPO. A GARANTIA CONTIDA NA FRASE ANTERIOR SERÁ FEITA PELO VENDEDOR NO LUGAR DE E EM SUBSTITUIÇÃO DE, E O COMPRADOR PELO PRESENTE DESISTE, LIBERA E RENUNCIA, TODAS AS OUTRAS GARANTIAS, CONDIÇÕES OU DECLARAÇÕES EXPRESSAS OU IMPLÍCITAS EM RELAÇÃO A CONDIÇÃO DO TÍTULO DA AERONAVE (INCLUINDO O ESTADO, DESCRIÇÃO, QUALIDADE, AERONAVEGABILIDADE, VALOR OU PERFORMANCE DA AERONAVE), E TODAS AS OBRIGAÇÕES E RESPONSABILIDADES DO VENDEDOR PELO PRESENTE INSTRUMENTO EM RELAÇÃO A PREJUÍZOS DIRETAMENTE RELACIONADOS, E TODOS OS DIREITOS, RECLAMAÇÕES E MEDIDAS DO COMPRADOR, EXPRESSAS OU IMPLÍCITAS, ORIUNDAS DA LEI OU DE OUTRO MODO RELACIONADAS AO USO OU OPERAÇÃO DA AERONAVE, E QUALQUER COISA QUE SEJA DADA OU QUE PROCURE SER IMPLÍCITA A QUALQUER COISA DITA OU ESCRITA NAS NEGOCIAÇÕES ENTRE AS PARTES DESTE INSTRUMENTO OU SEUS REPRESENTANTES PREVIAMENTE AO FIRMAMENTO DESTA NOTA DE VENDA E RELACIONADAS A ESTA.

In this Bill of Sale words and expressions defined in the Lease Agreement, dated as of [_____] between the Seller and LATAM Airlines Group S.A. (including words and expressions defined by reference to another document therein) shall bear the same respective meanings unless otherwise defined herein.

Nesta Nota de Venda, os termos e expressões definidos no Contrato de Arrendamento, datado a partir de [_____] entre o VENDEDOR e LATAM Airlines Group S.A. (incluindo os termos e expressões definidos por referência a qualquer outro documento nele constante), terão os mesmos respectivos significados, a menos que de outro modo definido neste instrumento.

IN WITNESS whereof, the Seller has caused this Bill of Sale to be duly executed and delivered this ______ day of _______________ 2014.	EM TESTEMUNHO DO PRESENTE, a Vendedora agiu para que esta Nota de Venda seja devidamente assinada e entregue, neste dia ______ de _____________ de 2014.
For and on behalf of:	Em nome e representação da:

[_____], by Wilmington Trust Company not in its individual capacity but solely as Security Trustee, as manager	[_____], por Wilmington Trust Company não em sua capacidade individual mas tão somente como Agente Fiduciário, como gerente

By: _________________________	Assinado: _________________________
Name:	Nome:
Title:	Cargo:

Acknowledged and accepted,	Reconhecido e aceito,
For and on behalf of:	Em nome e representação da:

LATAM MSN [_____]    -15-

WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, not in its individual capacity but solely as owner trustee	WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, não em sua capacidade individual mas tão somente como proprietário fiduciário

By: _________________________	Assinado: _________________________
Name:	Nome:
Title:	Cargo:

Witnesses:	Testemunhas:
1. Name: _________________________ ID:	1. Nome: _________________________ RG ou CPF:

2. Name: _________________________ ID:	2. Nome: _________________________ RG ou CPF:

LATAM MSN [_____]    -16-

EXHIBIT B
FORM OF TITLE WARRANTY LETTER

[__________], 2014
Reference is made to the Purchase Agreement (MSN [_____]) dated [__________], 2014 (the “Purchase Agreement”) between WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, not in its individual capacity but solely as owner trustee (the “Purchaser”) and LATAM AIRLINES GROUP S.A. (“LATAM”) relating to the Boeing 777-300ER aircraft bearing manufacturer’s serial number [_____], and the Bill of Sale, delivered by Carobao Leasing LLC (the “Seller”) to the Purchaser on the date hereof (the “Bill of Sale”).
LATAM hereby represents and warrants to the Purchaser and its successors, transferees and assigns that:
(1)    Seller is the sole legal and beneficial owner of the Aircraft;
(2)    Seller has good and lawful right to sell, deliver and transfer title to the Aircraft to Purchaser;
(3)    the Aircraft is free from any Lien (other than Permitted Liens and the possessory rights conferred by the Aircraft Lease Agreement);
(4)    upon delivery of the Bill of Sale to Purchaser, good and marketable legal and beneficial title, free and clear of all Liens (other than Permitted Liens and the possessory rights conferred by the Aircraft Lease Agreement), to the Aircraft and the Aircraft Documentation shall be transferred to Purchaser; and
(5)    LATAM will warrant and defend such title forever against all claims and demands whatsoever.
Capitalized terms used but not defined herein shall have the respective meanings set out or incorporated by reference, and all terms used herein shall be construed and interpreted in the manner described, in the Purchase Agreement.
This Title Warranty Letter shall be governed by and construed in accordance with the laws of England
IN WITNESS WHEREOF, this Title Warranty Letter is dated and delivered on the date set forth above.
LATAM AIRLINES GROUP S.A.

By:

    Name:

    Title:

LATAM MSN [_____]    -17-

EXHIBIT C
FORM OF PURCHASER’S ACCEPTANCE CERTIFICATE

[__________], 2014
By this Acceptance Certificate, WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, not in its individual capacity but solely as owner trustee (the “Purchaser”), confirms that pursuant to that certain Purchase Agreement (MSN  [_____]), dated [__________], 2014 (the “Purchase Agreement”), between Purchaser and LATAM AIRLINES GROUP S.A. (“LATAM”), Purchaser did at [__:__] hours on this date accept delivery of the following airframe (the “Airframe”), the engines as specified (the “Engines”), all appliances, components, parts, instruments, accessories, furnishings, modules and other equipment of any nature incorporated therein, installed thereon or attached thereto (other than any engines which are not the Engines) on the date hereof (the “Parts”) and the Aircraft Documentation relating thereto:

Airframe:	one Boeing model 777-300ER aircraft bearing manufacturer’s serial number [_____]; and

Engines:	two General Electric model GE90-115B engines bearing manufacturer’s serial numbers [______] and [______].
The Airframe, Engines, Parts and Aircraft Documentation are together hereafter referred to and defined as the “Aircraft”.
Purchaser represents, warrants and confirms that it is purchasing the Aircraft “as is, where is with all faults” and that neither LATAM nor Seller makes any representations or warranties as to the condition of the Aircraft other than as contained in the Purchase Agreement.
Capitalized terms used but not defined herein shall have the respective meanings set out or incorporated by reference, and all terms used herein shall be construed and interpreted in the manner described, in the Purchase Agreement.
This Acceptance Certificate shall be governed by and construed in accordance with the laws of England.
IN WITNESS WHEREOF, this Purchaser’s Acceptance Certificate is dated and delivered on the date set forth above.
WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION,not in its individual capacity but solely as owner trustee

By:

    Name:

    Title:

LATAM MSN [_____]    -18-